Exhibit 10.2
May 1, 2025
Cboe Global Markets, Inc.
433 West Van Buren Street
Chicago, IL 60607
Attention:  Chairman of the Board and the Corporate Secretary

Ladies and Gentlemen:
The undersigned acknowledges and agrees that, unless earlier revoked in writing by the undersigned:
(i)effective as of May 7, 2025, the undersigned hereby resigns as an officer of Cboe Global
Markets, Inc. (“Cboe”) pursuant to Section 5.9 of the Bylaws of Cboe and as an officer, director and/or manager (or in an equivalent position) of each of the subsidiaries of Cboe for which the undersigned serves as an officer, director and/or manager (or in an equivalent position);
(ii)the undersigned will continue as a Cboe director, if elected;
(iii)the undersigned will assist with the transition of his duties and responsibilities through
June 30, 2025;
(iv)the undersigned’s employment with Cboe and its affiliates will terminate effective as of
June 30, 2025 on a voluntary basis and without good reason, as such term is defined under Cboe’s Executive Severance Plan (the “Plan”);
(v)the undersigned will no longer be eligible to participate in the Plan and the undersigned’s resignation and termination of employment will not entitle him to any payments or benefits under the Plan;
(vi)the undersigned will be eligible for a pro-rata portion, based on a termination date of June
30, 2025, of the 2025 short-term discretionary incentive (“STI”) payment (bonus). The
STI award amount will be based upon the financial performance of Cboe as well as the undersigned’s individual performance and will be paid when paid to other similarly situated executives; and
(vii)the undersigned will receive continued employment service credit under his long-term incentive award granted on February 19, 2025 through June 30, 2025. The long-term incentive award will be governed by its terms.
[Signature Pages Follow]
Sincerely,
/s/ Fred Tomczyk
Fredric Tomczyk
Acknowledged and agreed to the terms set out in this letter.
Signature: /s/ Patrick Sexton
Name:_Patrick Sexton__________________________
Title: _EVP, General Counsel and Corporate Secretary
Date: May 1, 2025